UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2012 (October 29, 2012)

Oxford Resource Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-34815	77-0695453
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

41 South High Street, Suite 3450

Columbus, OH 43215

(Address of principal executive office) (Zip Code)

(614) 643-0314

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On October 29, 2012, Oxford Resource Partners, LP (“Oxford”) issued a press release announcing that it declared a reduced cash distribution of $0.20 per common unit for its third quarter ended September 30, 2012. Oxford additionally announced that it determined that no cash distribution will be paid on its subordinated units for its third quarter ended September 30, 2012. In the press release, Oxford also disclosed that it would announce earnings for the third quarter ended September 30, 2012 before the market opens on Tuesday, November 6, 2012, and will hold a conference call at 10:00 a.m. Eastern Time on the same day to review the results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The common units distribution will be paid on November 14, 2012 to all common unitholders of record as of the close of business on November 8, 2012.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements” — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan” or “will” or other similar words. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, you should refer to Oxford’s SEC filings. Oxford undertakes no obligation and does not intend to update any forward-looking statements, whether as a result of new information or future events. All forward-looking statements are qualified in their entirety by this cautionary statement.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Oxford filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated October 29, 2012, titled Oxford Resource Partners, LP Announces Third Quarter 2012 Distribution – Partnership to Report Third Quarter 2012 Financial Results on November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Oxford Resource Partners, LP

	By:	Oxford Resources GP, LLC,
its general partner

Dated: October 29, 2012	By:	/s/ Bradley W. Harris
		Name:	Bradley W. Harris
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

99.1	Press Release dated October 29, 2012, titled Oxford Resource Partners, LP Announces Third Quarter 2012 Distribution – Partnership to Report Third Quarter 2012 Financial Results on November 6, 2012